QUARTERLY FINANCIAL DATA (UNAUDITED	12 Months Ended
Dec. 31, 2014
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY FINANCIAL DATA (UNAUDITED

QUARTERLY FINANCIAL DATA (UNAUDITED)

Our quarterly financial information is unaudited but, in management’s opinion, includes all adjustments necessary for a fair presentation. Our utility business is seasonal in nature. Peak sales periods for TEP generally occur during the summer. Accordingly, comparisons among quarters of a year may not represent overall trends and changes in operations.

	First	Second	Third	Fourth
	Thousands of Dollars
2014
Operating Revenue	$255,513	$321,618	$387,411	$305,359
Operating Income	31,999	79,653	84,898	34,138
Net Income	9,172	38,725	39,644	14,797
2013
Operating Revenue	$247,751	$304,263	$371,239	$273,437
Operating Income	22,747	53,433	123,177	31,014
Net Income	1,478	30,787	64,167	4,910